SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 6, 2003




                           CPI CORP.
_________________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
_________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri         63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)







ITEM 5.   OTHER EVENTS



A. On February 6, 2003, CPI Corp. issued the following press release declaring a fourth quarter cash dividend.

     CPI CORP.
     NEWS FOR IMMEDIATE RELEASE   FOR RELEASE FEBRUARY 6, 2003

     FOR FURTHER INFORMATION CONTACT:

      NAME: Jane Nelson                FROM: CPI Corp.
      ADDRESS: 1706 Washington Avenue  CITY: St. Louis
      STATE, ZIP: Missouri  63103      TELEPHONE: (314)231-1575

     ----------------------------------------------------------

     FOR FURTHER INFORMATION AT FRB/WEBERSHANDWICK
      Mark Muehlfelt, Chicago 312/640-6767

             CPI CORP. DECLARES REGULAR QUARTERLY DIVIDEND

     St. Louis, MO., February 6, 2003 - CPI Corp. (NYSE - CPY) today announced that its Board of Directors declared a first quarter cash dividend of 14 cents per share. The dividend will be paid on February 24, 2003 to shareholders of record as of February 18, 2003. As of February 5, 2003, CPI had 8,052,203 common shares outstanding.

     CPI is a consumer services company, offering photography services through Sears Portrait Studios in the United
     States, Puerto Rico and Canada and photofinishing services through the searsphotos.com web site.

























                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  CPI CORP.
                                  ---------------------------
                                  (Registrant)




                              By: /s/ Gary W. Douglass
                                  ---------------------------
                                  Gary W. Douglass
                                  Authorized Officer and
                                  Principal Financial Officer



Dated: February 7, 2003